Exhibit 10.12

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

Loan Agreement

This Agreement is made on 20 January 2022.

PARTIES

1.	The Shareholder Listed in the Schedule (Lender); and

2.	GELTEQ PTY LTD ACN 31 619 501 254 (Gelteq).

RECITALS

A.	The Lender has agreed to provide a loan to Gelteq, of the amount set out in the Schedule to be used as working capital by Gelteq.

B.	The Lender and Gelteq have agreed to enter into this Agreement to set out the terms and conditions of the loan arrangement.

OPERATIVE PROVISIONS

1.	Definitions and interpretation

1.1	Definitions

In this Agreement, unless the contrary intention appears:

Bonus Shares means $1 of free Gelteq Pty Ltd stock given to the Lender for every $4 loaned to the company. The Gelteq stock is valued at the current USD$30m valuation and this is the valuation that each lender will receive their bonus shares at.

Business day means, in respect of each payment or other transaction or calculation which needs to be made or done under this Agreement or for the purposes of this Agreement, a day on which business by and between banks may be carried on Victoria, Australia;

Interest rate means a rate of 12% per annum;

Loan means, at any time and from time to time, the amount of the moneys provided to Gelteq by the Lender under this Agreement outstanding at that time; and

Loan Amount means the amount to be loaned by the Lender to Gelteq under this Agreement and specified in the Schedule.

Owed Money means the total amount of any Loan Amount that has not been repaid and any Interest that has not been paid by Gelteq.

PPSA means the Personal Properties Securities Act 2009 (Cth) (as amended) and any other legislation and regulations in respect of that act.

PPSR means the Personal Property Securities Register established under section 146 of the PPSA.

Related body corporate means any body corporate which is related to Gelteq within the meaning given to the term ‘related’ in s 9 of the Corporations Law.

Security Interest has the meaning given to it under the PPSA.

Secured Property means all of Gelteq’s present and after-acquired property.

1.2	Interpretation

(a)	Words importing the singular number include the plural and vice versa. Any gender includes the other genders. Any reference to a person includes a reference to a corporation, firm, authority, government or governmental agency.

(b)	A reference to legislation or to a legislative provision includes all regulations, orders, proclamations, notices or other requirements under that legislation or legislative provision. It also includes any amendments, modifications or re-enactments of that legislation or legislative provision and any legislation or legislative provision substituted for, and any statutory instrument issued under, that legislation or legislative provision.

(c)	The clause headings in, and index to, this Agreement are for reference purposes only and do not in any way influence or affect the meaning of this Agreement.

(d)	A reference to any party to this Agreement or to any other deed, agreement, licence, document or other instrument required under this Agreement or for the purposes of this Agreement includes that party’s executors, administrators, substitutes, successors and permitted assigns.

(e)	Where under or pursuant to this Agreement or anything done under this Agreement the day on or by which any act, matter or thing is to be done is not a business day such act, matter or thing must be done on the next Business Day.

(f)	References to clauses are references to clauses of this Agreement.

(g)	A reference to winding up or bankruptcy includes bankruptcy, winding up, liquidation, dissolution, becoming an insolvent under administration (as defined in s 9 of the Corporations Law) and to the circumstances and events giving rise to or contributing to such condition or matters.

2.	Loan Amount, Interest and Bonus Shares

(a)	The parties acknowledge that within 5 Business Days of the date of this Agreement, the Lender will transfer the Loan Amount to Gelteq.

(b)	The parties acknowledge and agree that the Loan may be used by Gelteq in its absolute discretion towards any working capital requirements of Gelteq.

(c)	The parties agree that interest is payable by Gelteq on any Owed Money at the Interest rate calculated daily and to be paid on the Repayment Date.

(d)	All Bonus Shares will be paid to the Lender or its nominated entity within 90 days from the transfer of funds.

3.	Repayment

(a)	Gelteq agrees that it will repay all Owed Money by no later than 15 July 2023 (Repayment Date).

(b)	The parties agree that Gelteq may, but is not obligated to, repay the Loan Amount early and that there will be no penalty for early repayment.

4.	Method of payment

4.1	Time and place of payment

(a)	All payments to be made under this Agreement by Gelteq to, or at the direction of, the Lender must, unless otherwise specified or agreed by that Lender, be made in Australian dollars in immediately available funds no later than 5pm on the Repayment Date.

(b)	All payments to be made under this Agreement by Gelteq to the Lender must be paid to that Lender by such method as specified by that Lender.

5.	No set-off or counterclaim

Notwithstanding any term, whether express or implied, in this Agreement or any rule of law or course of conduct to the contrary, payments under this Agreement must be made by Gelteq without set-off or counterclaim and, subject to clause 7.3, free and clear of, and without, any deductions whatsoever.

5.1	No withholdings

All payments to be made under this Agreement, whatever their nature, must, to the full extent permitted by law, be made by Gelteq without any deduction for, or on account of, any income or other taxes, imposts, deductions or other withholdings of any kind (collectively ‘withholdings’). If Gelteq is compelled by law to deduct any withholdings from any payment, Gelteq must ensure that the deduction made does not exceed the minimum legal liability in that regard. Gelteq must also pay to the Lender whatever additional amount is necessary (after allowing, for the avoidance of doubt, for withholdings from that amount) to ensure the Lender receives the full amount of the payment due under this Agreement as if the withholdings had not been deducted.

6.	Default and termination

6.1	Events of default

Each of the following events is an event of default, which provides the Lender an immediate right to terminate this Agreement upon written notice to Gelteq:

(a)	payment default: if Gelteq fails to repay the Loan on the Repayment Date and such failure continues for more than ten (20) Business Days; or

(b)	other default: if Gelteq fails to perform or observe any of the covenants or provisions of this Agreement on the part of Gelteq to be performed or observed and (if capable of remedy) such default continues for more than twenty (20) Business Days (or such longer period as the Lender in its absolute discretion permits) after notice from the Lender requiring Gelteq to remedy the default, unless the non-performance or non-observance has been waived or excused by the Lender in writing; or

(c)	winding up: if an application for the winding up or bankruptcy of Gelteq or any related body corporate is presented and Gelteq or related body corporate (as the case requires) cannot within twenty (20) Business Days reasonably satisfy the Lender that the application is frivolous or vexatious or an order is made for the winding up or bankruptcy, or any resolution is passed for the winding up, of Gelteq or any related body corporate, except that it will not be an event of default where the winding up of Gelteq or the related body corporate (as the case requires) is for the purpose of reconstruction or amalgamation and has the Lender’s prior written consent (which consent will not be unreasonably withheld); or

(d)	receiver, etc: if a receiver or receiver and manager or provisional liquidator of the assets and undertaking or any part of the assets and undertaking of Gelteq or any related body corporate or any guarantor is appointed; or

(e)	illegality: the continued performance of the obligations of Gelteq under this Agreement or if Gelteq contravenes, or might in the Lender’s opinion contravene, any applicable statute, ordinance, proclamation, rule, order, regulation, moratorium or decree of any governmental or other authority; or

(f)	material adverse change: if there is a material adverse change, in the Lender’ opinion, in the business or financial condition of Gelteq.

7.	Application of money

All money received by the Lender from Gelteq will be applied in the following order and manner:

(a)	first, in payment of all costs, charges and expenses properly incurred in, or incidental to, the exercise or performance, or attempted exercise or performance, of any of the powers or authorities conferred on the Lender by this Agreement or the security or otherwise arising in relation to this Agreement or the security;

(b)	secondly, in or towards payment of such other properly incurred costs, charges and expenses in relation to the enforcement of this Agreement as the Lender thinks fit to pay;

(c)	thirdly, in or towards repayment to the Lender of the Loan; and

(d)	fourthly, in or towards payment to, or at the direction of, the Lender of any other amount or amounts payable by Gelteq under this Agreement, in proportion to the amounts actually provided to Gelteq by the Lender.

The surplus, if any, will not carry interest and will be paid to Gelteq.

8.	Protection of the Lender

8.1	Discretion on consent

In any case where, under or pursuant to this Agreement, the doing or execution of any act, matter or thing by Gelteq is dependent upon the consent or approval of the Lender, such consent or approval may be given conditionally or unconditionally or may be withheld by the Lender in its absolute uncontrolled discretion, unless this Agreement expressly provides otherwise.

8.2	Borrower’s risk

Whenever Gelteq is obliged or required under this Agreement to do or effect any act, matter or thing, then the doing of such act, matter or thing will, unless this Agreement expressly provides otherwise, be at the sole risk and expense of Gelteq.

9.	Security Interest

9.1	Gelteq grants a Security Interest in the Secured Property to the Lender to secure payment of the Loan.

9.2	The Lender may, at the Lender’s expense, register any Security Interest granted under this Agreement on the PPSR. Gelteq must provide the Lender with any reasonable information it requires for the purposes of effecting such registration.

9.3	Gelteq agrees to take such steps as the Lender reasonably requires to perfect and ensure the enforceability and first ranking priority of any Security Interest granted to it under this Agreement, including by obtaining consents, signing and producing documents, enabling registration of the Security Interests, at the Lender’s cost.

10.	General

10.1	Non-merger

None of the terms or conditions of this Agreement, nor any act, matter or thing done under or by virtue of, or in connection with, this Agreement will operate as a merger of any of the rights and remedies of the Lender in or under this Agreement or otherwise. All such rights and remedies of the Lender will continue in full force and effect.

10.2	Statutes not to abrogate agreement

Unless application is mandatory by law, no statute, ordinance, proclamation, rule, order, regulation, moratorium or decree of any governmental or other authority, present or future, will apply to this Agreement so as to abrogate, extinguish, impair, diminish, fetter, delay or otherwise prejudicially affect any rights, powers, remedies or discretions given or accruing to the Lender under this Agreement.

10.3	Reimbursement of Lender

To the extent permissible at law, Gelteq must, forthwith upon demand, pay to the Lender an amount equivalent to any moneys paid by the Lender in respect of any liability imposed on Gelteq under or by virtue of this Agreement, notwithstanding that any statute, ordinance, proclamation, rule, order, regulation, moratorium or decree of any governmental or other authority, present or future, directly or indirectly, imposes such liability upon the Lender.

10.4	Assignments

This Agreement is binding on, and operates for the benefit of, both Gelteq and the Lender and their respective successors and assigns, except that Gelteq must not assign this Agreement or any of its rights or obligations under this Agreement without the Lenders’ joint prior written consent. A Lender may at any time assign, charge or otherwise deal with its rights under this Agreement.

10.5	Severability and survival of covenants

If any provision of this Agreement is, or at any time becomes, prohibited by, or unlawful under, any applicable law, regulation or other condition actually applied or otherwise becomes void or unenforceable, it will be severed from this Agreement and rendered ineffective so far as is possible without modifying the remaining provisions of this Agreement. The remaining provisions will, to the extent permitted by the relevant law, regulation or other condition, continue in full force and effect.

10.6	Prohibition on oral amendments

Neither this Agreement nor any provision of this Agreement may be amended, modified, waived, discharged or terminated orally.

10.7	No waiver

Time is of the essence of this Agreement. However, no failure or delay by the Lender to exercise any power, right or remedy under this Agreement will operate as a waiver of that power, right or remedy. Nor will any single or partial exercise of any power, right or remedy under this Agreement preclude any other or further exercise of that power, right or remedy. A Lender will only be taken to have waived any power, right or remedy under this Agreement, including (without limitation) its rights in respect of any event of default, to the extent that the power, right or remedy has been expressly waived in writing.

10.8	Counterparts

This Agreement may be executed in any number of counterparts all of which, when taken together, will constitute one and the same instrument.

10.9	Notices

Any notice or demand to be given under, or in relation to, this Agreement will be deemed to be duly given or made if it is in writing and, in the case of Gelteq, left at, or sent by prepaid post to, Gelteq at her place of abode known to the party sending such notice or demand and, in the case of the Lender, if it is in writing and left at, or sent by prepaid post to, the Lender at her address set out in this Agreement. Any notice or demand sent by post will be deemed to have been received by the party to whom it is addressed on the day which in the normal course of post it would have been delivered.

10.10	Governing law and submission to jurisdiction

This Agreement will be construed in accordance with the law of the state of Victoria. The parties agree to submit to the non-exclusive jurisdiction of the courts of Victoria and any courts which may hear appeals therefrom.

SCHEDULE TO LOAN AGREEMENT

Lender (Shareholder)	ACK Pty Ltd ATF Markoff Super Fund No.2
Loan Amount ($AUD)	[*****]

Executed as an agreement

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by Gelteq Pty Ltd:

/S/ Nathan Givoni	/S/ Simon Szewach
Director Signature	Director/Secretary Signature

Simon Szewach	Nathan Givoni
Print Name	Print Name

01/26/22
Date Signed

Executed by ACK Pty Ltd ATF Markoff Super Fund No.2 in accordance with s127 of the Corporations Act 2001 (Cth):

/S/ J. Markoff	[*****]
Director/Secretary Signature	Director/Secretary Signature

J. Markoff	[*****]
Print Name	Print Name

01/26/22	01/26/22
Date Signed	Date Signed

SCHEDULE TO LOAN AGREEMENT

Lender (Shareholder)	Andrew Vukosav Super AC
Loan Amount ($AUD)	[*****]

Executed as an agreement

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by Gelteq Pty Ltd:

/S/ Nathan Givoni	/S/ Simon Szewach
Director/Secretary Signature	Director/Secretary Signature

Nathan Givoni	Simon Szewach
Print Name	Print Name

01/21/22
Date Signed

Executed by Andrew Vukosav Super AC in accordance with s127 of the Corporations Act 2001 (Cth):

/S/ Authorized Signatory
Director/Secretary Signature

Authorized Signatory
Print Name

01/20/22
Date Signed

SCHEDULE TO LOAN AGREEMENT

Lender (Shareholder)	B&M Givoni Pty Ltd ATF B & M Givoni Superannuation Fund
Loan Amount ($AUD)	350,000.00

Executed as an agreement

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by Gelteq Pty Ltd:

/S/ Nathan Givoni	/S/ Simon Szewach
Director/Secretary Signature	Director/Secretary Signature

Nathan Givoni	Simon Szewach
Print Name	Print Name

01/25/22
Date Signed

Executed by B&M Givoni Pty Ltd ATF B & M Givoni Superannuation Fund in accordance with s127 of the Corporations Act 2001 (Cth):

/S/ Brandon Givoni	/S/ Michelle Givoni
Director/Secretary Signature	Director/Secretary Signature

Brandon Givoni	Michelle Givoni
Print Name	Print Name

01/25/22
Date Signed

SCHEDULE TO LOAN AGREEMENT

Lender (Shareholder)	3 Frogs In A Pond Pty Ltd ATF GPG Superannuation Fund
Loan Amount ($AUD)	[*****]

Executed as an agreement

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by Gelteq Pty Ltd:

/S/ Nathan Givoni	/S/ Simon Szewach
Director/Secretary Signature	Director/Secretary Signature

Nathan Givoni	Simon Szewach
Print Name	Print Name

01/24/22
Date Signed

Executed by 3 Frogs In A Pond Pty Ltd ATF GPG Superannuation Fund with s127 of the Corporations Act 2001 (Cth):

/S/ Authorized Signatory
Director/Secretary Signature

Authorized Signatory
Print Name

01/24/22
Date Signed

SCHEDULE TO LOAN AGREEMENT

Lender (Shareholder)	Jeffrey Olyniec
Loan Amount ($AUD)	Insert Loan Amount USD 102,664/ AUD 143,445

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by Gelteq Pty Ltd:

/S/ Jeffrey Olyniec	/S/ Nathan Givoni
Director Signature	Director/Secretary Signature

Jeffrey Olyniec	Nathan Givoni
Print Name	Print Name

12/31/2021
Date Signed

Executed by Jeffrey Olyniec in accordance with s127 of the Corporations Act 2001 (Cth):

/S/ Jeffrey Olyniec
Director/Secretary Signature

Jeffrey Olyniec
Print Name

12/31/2021
Date Signed

SCHEDULE TO LOAN AGREEMENT

Lender (Shareholder)	Juergen Rochert
Loan Amount ($AUD)	[*****]

Executed as an agreement

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by Gelteq Pty Ltd:

/S/ Nathan Givoni	/S/ Simon Szewach
Director/Secretary Signature	Director/Secretary Signature

Nathan Givoni	Simon Szewach
Print Name	Print Name

1/21/22
Date Signed

Executed by Juergen Rochert accordance with s127 of the Corporations Act 2001 (Cth):

/s/ Juergen Rochert
Sole Director/Secretary Signature

Juergen Rochert
Print Name

01.20.2022
Date Signed

SCHEDULE TO LOAN AGREEMENT

Lender (Shareholder)	KDC Investments Pty Ltd ATF Lieb Family Superannuation Fund
Loan Amount ($AUD)	[*****]

Executed as an agreement

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by Gelteq Pty Ltd:

/S/ Nathan Givoni	/S/ Simon Szewach
Director/Secretary Signature	Director/Secretary Signature

Nathan Givoni	Simon Szewach
Print Name	Print Name

1/21/22
Date Signed

Executed by KDC Investments Pty Ltd ATF Lieb Family Superannuation Fund with s127 of the Corporations Act 2001 (Cth):

/S/ Authorized Signatory
Director/Secretary Signature

Authorized Signatory
Print Name

1/19/2022
Date Signed

Bank Account Payment Details

Account Name: [*****]

BSB: [*****]

Account Number: [*****]

Bank Name: [*****]

Currency: AUD